OTHER CURRENT ASSETS - NET (Tables)	12 Months Ended
Dec. 31, 2013
Other Current Assets

Other current assets consist of the following:

	As of December 31,
	2012	2013	2013
	(RMB’000)	(RMB’000)	(US$’000)
VAT recoverable	162,195	193,818	32,016
Income taxes recoverable	48,268	1,987	328
Unbilled solar systems integration revenue	60,822	25,775	4,258
Other receivables – net	20,064	33,544	5,540
Prepaid expenses – net	65,435	46,437	7,670

	356,784	301,561	49,812